Advisors Disciplined Trust 2153

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for the Cohen & Steers Dynamic Income Portfolio, CDA Series 2023-1Q no longer includes shares of First Republic Bank.

Supplement Dated: May 3, 2023